Exhibit 10.1

WARRANT REDEMPTION AND CANCELLATION AGREEMENT

THIS WARRANT REDEMPTION AND CANCELLATION AGREEMENT (the “Agreement”) is made and entered into as of October [__], 2019, by and between ____________________________, (the “Warrant Holder”) and Avalon GloboCare Corp., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Warrant Holder is the owner of a Stock Purchase Warrant issued by the Company, dated as of April 29, 2019 (the “Warrant”), to acquire [ ] shares of the Company’s Common Stock (the “Common Stock”), which Warrant was issued pursuant to the terms of a Securities Purchase Agreement, dated April 25, 2019 (the “Purchase Agreement);

WHEREAS, the Company and the Holder have agreed that the Warrant shall be redeemed and cancelled upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. (a) Initial Redemption and Reduction of the Warrant. On or before October 25, 2019 (the “First Closing Date”, which First Closing Date shall occur on the Trading Day following the date written notice shall be given to the Warrant Holder that such closing will occur, such date on which notice is given (which shall be on or before October 24, 2019, the “First Notice Closing Date”), the Company shall pay to the Warrant Holder [ ] Dollars ($[ ]) by wire transfer of immediately available funds (the “Initial Redemption Price”) to an account designated in writing by the Warrant Holder in consideration of the redemption and cancellation of 50% of the Warrant, or [ ] shares. On or prior to the First Notice Closing Date, the Warrant Holder shall have the right to exercise all or some of the Warrant by delivery of a Notice of Exercise to the Company, and if the Warrant has been exercised prior to the First Closing Date, then the portion of the Warrants redeemed shall be reduced such that the number of shares remaining subject to the purchase of the Warrant on and after the First Closing Date shall be [ ] shares (or less if the exercise is for more than [ ] shares), and the Initial Redemption Price shall be equal to $0.8166 multiplied by the excess of (i) the number of shares of Common Stock issuable upon exercise of the Warrant after taking into account all such exercises prior to the First Closing Date, over (ii) [ ]; provided however, that if any exercise of the Warrant prior to the First Closing Date are for [ ] shares or more, there shall be no redemption on the First Closing Date. Upon receipt of payment in full of the Initial Redemption Price, if any, the Warrant shall be redeemed, cancelled and terminated as to the number of shares of Common Stock redeemed thereby, and the Warrant Holder’s rights under the Warrant shall be reduced by the proportion of the Warrant that has been redeemed, so that the Warrant will remain exercisable for only [ ] shares of Common Stock.

(b) Final Redemption and Cancellation of the Warrant. On or before November 8, 2019 (the “Second Closing Date”, which Second Closing Date shall occur on the Trading Day following the date written notice shall be given to the Warrant Holder that such closing will occur, such date on which notice is given, (which shall be on or before November 7, 2019, the “Second Notice Closing Date”), the Company shall pay to the Warrant Holder [ ] Dollars ($[ ]) by wire transfer of immediately available funds (the “Final Redemption Price”) to an account designated in writing by the Warrant Holder in consideration of the redemption and cancellation of the then remaining 50% of the Warrant, or [ ] shares. On or prior to the Second Notice Closing Date, the Warrant Holder shall have the right to exercise all or some of the Warrant remaining outstanding after the portion exercised before or redeemed on the First Closing Date, by delivery of a Notice of Exercise to the Company, in which case (or if the Warrant was exercised for more than [ ] shares prior to the Second Closing Date), the Final Redemption Price and the number of Warrants redeemed on the Second Closing Date shall be reduced to be a redemption of the entire remaining Warrant, and at a Final Redemption Price equal to $0.8166 multiplied by the number of shares of Common Stock issuable upon exercise of the entire remaining Warrant. Upon receipt of payment in full of the Final Redemption Price, the Warrant shall be redeemed, cancelled and terminated in full, and the Warrant Holder shall have no rights under the Warrant and no equity interest in the Company whatsoever by virtue of any warrants (other than to receive shares pursuant to a validly tendered Notice of Exercise given on or before the Second Notice Closing Date). Within three (3) business days of the Second Notice Closing Date, the Warrant Holder shall deliver to the Company the original Warrant in proper form for transfer for cancellation of the Warrant by the Company.

(c) The Warrant Holder shall have the right to terminate this Agreement if the Warrant Holder has not received the Initial Redemption Price on or prior to November 1, 2019. Additionally, to the extent that the Warrant Holder has not received the Final Redemption Price on or prior to November 14, 2019, then the Warrant Holder shall have the right to terminate the Company’s rights under Section 1(b) hereof.

2. Warrant Holder Representations. The Warrant Holder hereby represents and warrants that (a) it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, (b) it has the requisite power and authority to enter into this Agreement and perform its obligations hereunder; (c) this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding obligation of the Warrant Holder, enforceable in accordance with its terms; (d) it is not subject to or obligated under any provision of its charter or bylaws which would be breached or violated by the execution, delivery and performance by the Warrant Holder of this Agreement and the consummation of the transactions contemplated hereby; (e) the Warrant Holder is the registered owner of the Warrant and possesses good title thereto, free and clear of all liens, charges and encumbrances; (f) the Warrant Holder has been furnished with all the information it deems necessary or desirable to evaluate the merits and risks of redeeming the Warrants as provided herein, and has been given the opportunity to ask questions of and receive answers from the representatives of the Company with respect to this Agreement and the transactions contemplated hereby; and (g) the Warrant Holder is financially sophisticated and able to evaluate the risks and merits of this transaction.

3. Company Representations. The Company hereby represents and warrants that (a) it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, (b) it has the requisite power and authority to enter into this Agreement and perform its obligations hereunder; (c) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms; (d) it is not subject to or obligated under any provision of its charter or bylaws which would be breached or violated by the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby; (e) it has not agreed to pay for the redemption of any other Warrants issued under the Purchase Agreement at a price greater than $0.8166 multiplied by the number of shares of Common Stock issuable upon exercise of such other Warrant; and (f) the Company is not currently contemplating entering into any transaction that would constitute a Fundamental Transaction as defined in the Warrant.

Nonetheless, if (i) the Company were to consummate a Fundamental Transaction on a date prior to the date that is 90 days after the date hereof, (ii) the Warrant Holder on such date still holds any unexercised Warrants, or would have held unexercised Warrants but for a redemption pursuant to Section 1 above (and not as a result of an exercise), and (iii) the Warrant Holder would have been entitled to receive the Black-Scholes Value of the unexercised portion of its Warrants pursuant to the last sentence of paragraph 4(g) of the Warrant if it then holds or would have held unexercised Warrants at such date, then the Company shall be obligated to pay to the Warrant Holder, as additional consideration for the redemption and cancellation of the Warrants in full, a sum equal to the difference of (a) the Black-Scholes Value of the unexercised portion of the Warrant (computed as if no redemptions had occurred) minus (b) all amounts previously paid to the Warrant Holder pursuant to the terms of this Agreement; and provided however that the timing and form of any such payment shall be governed by the last sentence of paragraph 4(g) of the Warrant.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflicts of laws thereof.

5. Further Assurances. The Warrant Holder shall, upon the request of the Company, execute and deliver such documents and take such action reasonably deemed by the Company to be necessary to effectuate the purposes and objectives of this Agreement, at the sole cost and expense of the Company.

6. Assignments. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party hereto without the prior written consent of the other party.

7. Jurisdiction of Courts. Any proceeding initiated over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby shall be initiated in any federal or state court located within the State of Delaware and the parties hereto further agree that venue for all such matters shall lie exclusively in those courts. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have, including any claim of forum non conveniens, to venue in the courts located in the State of Delaware. The parties hereto agree that a judgment in any such dispute may be enforced in other jurisdictions by proceedings on the judgment or in any other manner provided by law.

8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION, SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER OF SUCH AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

9. Entire Agreement; Amendment. This Agreement contains all of the terms, conditions and representations and warranties agreed upon by the parties hereto relating to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties hereto, oral or written, respecting such subject matter. No amendment or modification of, or relating to, this Agreement will be effective except by an agreement in writing duly executed by the parties hereto.

10. Counterparts; Deliveries. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including .pdf files), shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party hereto forever waives any such defense.

11. Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any person or entity other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12. SEC Filing. On or before 5:30 p.m., New York time, on the first (1st) trading day following the date hereof, the Company shall issue a press release and file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching the form of this Agreement (including all attachments, the “8-K Filing”). After the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Warrant Holder by the Company, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by this Agreement or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Warrant Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its subsidiaries nor the Warrant Holder shall issue any other press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Warrant Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations. Without the prior written consent of the Warrant Holder (which may be granted or withheld in the Warrant Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Warrant Holder in any filing, announcement, release or otherwise.

13. Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that if the terms offered to any person (including, without limitation, any security (as amended, exchanged, modified or waived from time to time) issued to any person in connection with the Purchase Agreement (each, an “Other Security” and such other person, an “Other Holder”) with respect to any consent, release, amendment, exchange, settlement or waiver relating to any Other Security or the terms, conditions and transactions contemplated hereby or thereby (each an “Other Agreement”, and such securities, assets and/or rights, as applicable, issued in connection therewith, collectively, the “Other Exchange Securities”), is or will be more favorable to such person than those of the Warrant Holder and this Agreement, as determined by the Warrant Holder in its reasonable discretion. If, and whenever on or after the date hereof, the Company enters into an Other Agreement, then (i) the Company shall provide notice thereof to the Warrant Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Warrant Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Warrant Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Agreement, provided that upon written notice to the Company at any time the Warrant Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Warrant Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Warrant Holder. The provisions of this Section 13 shall apply similarly and equally to each Other Agreement.

14. Independent Nature of Warrant Holder’s Obligations and Rights. The obligations of the Warrant Holder under this Agreement are several and not joint with the obligations of any Other Holder, and the Warrant Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Warrant Holder pursuant hereto, shall be deemed to constitute the Warrant Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Warrant Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Warrant Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Warrant Holder confirm that the Warrant Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Warrant Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE COMPANY:

AVALON GLOBOCARE CORP.

By:

Name:

Title:

WARRANT HOLDER:

By:

Name:

Title: